Trade payables and other current liabilities	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade payables and other current liabilities	Trade payables and other current liabilities
13.1 Trade and other payables

Accounting policies
Accounting policies for Trade and other payables are described in Note 14 - Financial instruments included in the statement of financial position and impact on income

Accrued expenses
Taking into account the time lag between the time at which treatment costs are incurred in studies or clinical trials and the time at which such costs are invoiced, the Company estimates an amount of accrued expenses to record in the financial statements at each reporting date.
The treatment costs for patients were estimated for each study based on contracts signed with clinical research centers conducting the trials, taking into account the length of the treatment and the date of injection of each patient. The total amount estimated for each study has been reduced by the amount of invoices received at the closing date.

Details of trade and other payables

	As of December 31,
(in thousands of euros)	2023	2022
Fixed asset payables	173	228
Accrued expenses - clinical trials	11,369	5,394
Trade payables & other accruals	6,695	3,999
Total trade and other payables	18,237	9,621
Trade and other payables are not discounted, as none of the amounts are due in more than one year.
Fixed Assets Payables amounting to €0.2 million at the end of December 2023 relate to the purchase of a reactor for the laboratory in Paris.
Accrued Expenses related to clinical trials balance increased by €6.0 million between December 2022 and December 2023 mainly due to NANORAY-312 development in 2023, amounting to a €7.1 million accrual as of December 31, 2023, compared to the 3.9 million accrual as of December 31, 2022, and to the study 1100 development in 2023, amounting to a €2.9 million accrual as of December 31, 2023, compared to the 1.0 million accrual as of December 31, 2022.
The increase in trade payables and other accruals balance of €2.7 million is mainly due to ICON, our CRO for NANORAY-312, which grew from €0.3 million in the previous year to €2.6 million, which represent a milestone payment invoiced but not due in December 31, 2023.

13.2 Other current liabilities

	As of December 31,
(in thousands of euros)	2023	2022
Tax liabilities	451	358
Payroll tax and other payroll liabilities	6,928	6,237
Other payables	247	260
Other current liabilities	7,627	6,855
Payroll tax and other payroll liabilities consist primarily of payroll taxes, namely the employer contribution to be paid on free shares, accrued bonuses, vacation days and related social charges.
Payroll tax and other payroll liabilities increased by €0.7 million from €6.8 million as of December 31, 2022 to €7.5 million as of December 31, 2023, mainly due to bonus accruals increase of €1.1 million partially offset by french social charges payable decrease of €0.4 million.
13.3 Deferred income and contract liabilities

	As of December 31,
(in thousands of euros)	2023	2022
Deferred income	128	55
Current Contract liabilities	18,100	16,518
Deferred income and current contract liabilities	18,228	16,573
Current contract liabilities increased by €1.6 million from €16.5 million as of December 31, 2022, to €18.1 million as of December 31, 2023, which is due to the revaluation of the fair value of the new contract liability relating to the Asia Licensing Agreement contract following the novation agreement. The initial payment received in 2021 from LianBio was €16.5 million.
The current contract liabilities are accounted for in accordance with IFRS 15. See Note 4.1 Significant transactions about Janssen License Agreement and Note 15 Revenues and other income for more details.